Exhibit 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(l)

      The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


January 4, 2001               CAXTON INTERNATIONAL LIMITED

                              By:  /s/ Joseph Kelly
                                 -----------------------------------------------
                                    Name:  Joseph Kelly
                                    Title: Vice President and Treasurer

                              By:  /s/ Maxwell Quin
                                 -----------------------------------------------
                                    Name:  Maxwell Quin
                                    Title: Vice President and Secretary


                              CAXTON EQUITY GROWTH LLC

                              By:  /s/ Scott B. Bernstein
                                 -----------------------------------------------
                                    Name:  Scott B. Bernstein
                                    Title: Secretary, Caxton Associates, L.L.C.,
                                           Manager


                              CAXTON EQUITY GROWTH (BVI) LTD.

                              By:  /s/ Joseph Kelly
                              --------------------------------------------------
                                    Name:  Joseph Kelly
                                    Title: Vice President

                              By:  /s/ Maxwell Quin
                                ------------------------------------------------
                                    Name:  Maxwell Quin
                                    Title: Secretary


                              CAXTON ASSOCIATES, L.L.C.

                              By:  /s/ Scott B. Bernstein
                                 -----------------------------------------------
                                    Name:  Scott B. Bernstein
                                    Title: Secretary

                              /s/ Bruce Kovner
                              --------------------------------------------------
                              Bruce S. Kovner, by Scott B. Bernstein, as
                              Attorney-in-Fact